Certain confidential information contained in this document, marked by [**], has been omitted because SOPHiA GENETICS SA (SOPHiA) has determined that the information (i) is not material and (ii) is the type that SOPHiA customarily and actually treats as private or confidential.

Exhibit 10.8

AMENDMENT No. 1

TO THE SOPHIA GENETICS SA AGREEMENT

dated January 19, 2018

(the “Amendment”)

effective as of June 07, 2019 (the “Effective Date”)

BY and BETWEEN:

QIAGEN GmbH, a corporation organized under the laws of Germany having its principal office at [**] (“ QIAGEN”) , and

Sophia Genetics SA, Rue du Centre 172, CH-1025 Saint-Sulpice, Switzerland a corporation organized under the laws of the Switzerland (“Sophia Genetics SA”);

QIAGEN and Sophia Genetics SA are also referred to as “Party” or jointly as “Parties”.

WHEREAS, the Parties have entered into an agreement dated January 19, 2018 (the “Agreement” ), according to which QIAGEN sells certain amplification technologies including library amplification kits for Next Generation Sequencing Technologies to Sophia Genetics SA for distribution as integral part of Sophia Genetics SA’ s molecular biology products; and

WHEREAS, the Parties would now like to extend the scope of the Agreement to include further Goods on the terms set out herein.

NOW THEREFORE, the Parties agree as follows:

1.1. Section 1.4 of the Agreement shall be deleted in its entirety and replaced as follows:

Purchaser Product The term “Purchaser Product ” shall mean Sophia Genetics’ bundle solutions, combining capture-based next-generation sequencing assays with SOPHiA™ artificial intelligence to enable superior detection of genomic variants. The Purchaser Product will, in addition to the Products, contain components that are manufactured by a third party.

1.2. Schedule A of the Agreement shall be deleted and replaced in its entirety by the Schedule A as attached to this Amendment.

1.3. Schedule B of the Agreement shall be deleted and replaced in its entirety by the Schedule B as attached to this Amendment.

1.4. Schedule C of the Agreement shall be deleted and replaced in its entirety by the Schedule C as attached to this Amendment.

1.5. Schedule D of the Agreement shall be deleted and replaced in its entirety by the Schedule D as attached to this Amendment.

1.6. Schedule E of the Agreement shall be deleted and replaced in its entirety by the Schedule E as attached to this Amendment.

2. All other provisions of the Agreement shall remain unaltered and in force. Definitions in this Amendment shall have the same meaning as in the Agreement unless expressly stated otherwise in this Amendment.

3. MISCELLANEOUS

3.1. Any provision of the Amendment (including this Section 3) may be amended or waived only if such amendment or waiver is by written instrument executed by each Party and explicitly refers to this Amendment.

3.2. Should any provision of this Amendment, or any provision incorporated into this Amendment in the future, be or become invalid or unenforceable, the validity or enforceability of the other provisions of this Amendment shall not be affected thereby. The Parties hereby agree to substitute the invalid or unenforceable provision by a suitable and equitable provision which , to the extent legally permissible, comes as close as possible to the intent and purpose of the invalid or unenforceable provision. The same shall apply: (i) if the Parties have, unintentionally, failed to address a certain matter in this Amendment; in this case a suitable and equitable provision shall be deemed to have been agreed upon which comes as close as possible to what the Parties, in the light of the intent and purpose of this Amendment, would have agreed upon if they had considered the matter; or (ii) if any provision of this Amendment is invalid because of the scope of any time period or performance stipulated herein; in this case the Parties hereby agree to substitute the time period or performance by that which is legally permissible and comes as close as possible to the stipulated time period or performance. For the avoidance of doubt, any period of limitation shall not be prolonged by sentence 3.

Certain confidential information contained in this document, marked by [**], has been omitted because SOPHiA GENETICS SA (SOPHiA) has determined that the information (i) is not material and (ii) is the type that SOPHiA customarily and actually treats as private or confidential.

In Witness Whereof, the Parties have caused this Amendment to be executed by their duly authorized representatives.

QIAGEN GmbH

By:	/s/ [ILLEGIBLE]
Name:
Title: Senior Director Legal Affairs EMEA

By:	/s/ [ILLEGIBLE]
Name:
Title: QIAGEN Finance Department

Sophia Genetics SA

By:	/s/ Damien Lapray
	Name:	Damien Lapray
	Title:	CCO

By:	/s/ Valentin Matillon
	Name:	Valentin Matillon
	Title:	CFO

Certain confidential information contained in this document, marked by [**], has been omitted because SOPHiA GENETICS SA (SOPHiA) has determined that the information (i) is not material and (ii) is the type that SOPHiA customarily and actually treats as private or confidential.

SCHEDULE A:

LIST OF PRODUCTS

The term “Products” (or “Product”) shall mean the following goods:

[**]

Certain confidential information contained in this document, marked by [**], has been omitted because SOPHiA GENETICS SA (SOPHiA) has determined that the information (i) is not material and (ii) is the type that SOPHiA customarily and actually treats as private or confidential.

SCHEDULE B

PRICE OF PRODUCTS

[**]

Certain confidential information contained in this document, marked by [**], has been omitted because SOPHiA GENETICS SA (SOPHiA) has determined that the information (i) is not material and (ii) is the type that SOPHiA customarily and actually treats as private or confidential.

SCHEDULE C

KIT CONTENT

[**]

Certain confidential information contained in this document, marked by [**], has been omitted because SOPHiA GENETICS SA (SOPHiA) has determined that the information (i) is not material and (ii) is the type that SOPHiA customarily and actually treats as private or confidential.

SCHEDULE D

[**]

Certain confidential information contained in this document, marked by [**], has been omitted because SOPHiA GENETICS SA (SOPHiA) has determined that the information (i) is not material and (ii) is the type that SOPHiA customarily and actually treats as private or confidential.

EXAMPLE CERTIFICATE OF ANALYSIS

[**]

Certain confidential information contained in this document, marked by [**], has been omitted because SOPHiA GENETICS SA (SOPHiA) has determined that the information (i) is not material and (ii) is the type that SOPHiA customarily and actually treats as private or confidential.

EXAMPLE PRODUCT SPECIFICATION FORM

[**]

Certain confidential information contained in this document, marked by [**], has been omitted because SOPHiA GENETICS SA (SOPHiA) has determined that the information (i) is not material and (ii) is the type that SOPHiA customarily and actually treats as private or confidential.

SCHEDULE E

[**]

Certain confidential information contained in this document, marked by [**], has been omitted because SOPHiA GENETICS SA (SOPHiA) has determined that the information (i) is not material and (ii) is the type that SOPHiA customarily and actually treats as private or confidential.